UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HEMCURE, INC.
(Name of Registrant As Specified in Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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HEMCURE, INC.
11839 East Smith Avenue
Santa Fe Springs, California 90670

[•] [•], 2007

Dear Fellow Stockholder,

On behalf of the board of directors and management of Hemcure, Inc. I would like to cordially invite you to attend a special meeting of the stockholders of Hemcure, Inc., to be held on [•], the [•]th day of [•], 2007, at 10:00 am Pacific Standard Time, at the principal executive offices of the Company, located at 11839 East Smith Avenue, Santa Fe Springs, California 90670. Our board of directors has fixed the close of business on [•], the [•]th day of [•], 2007, as the record date. Only stockholders who hold shares of our common stock on the record date will be entitled to receive notice of, and to vote at, the special meeting, or any adjournments or postponements thereof.

Those matters to be considered and voted upon are more fully set forth in the accompanying notice of special meeting and proxy statement. Your vote is very important to us, and whether or not you plan to attend the special meeting we ask that you please take the time to read the accompanying proxy statement and promptly complete, date, sign and return in the enclosed postage-paid envelope, your proxy card, which you may revoke at any time prior to its use. If you are unable to attend the special meeting, your shares will be voted in accordance with your proxy. If you do attend the special meeting, and I hope you will, you may revoke the proxy and vote your shares in person.

Thank you for your investment in Hemcure, Inc.

Very truly yours,

Arthur Liu Chief Executive Officer, Chief Financial Officer, President & Chairman of the Board

HEMCURE, INC.
11839 East Smith Avenue
Santa Fe Springs, California 90670

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On [•] [•], 2007

[•] [•], 2007

To the Stockholders of Hemcure, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (a “Special Meeting”) of Hemcure, Inc., a Nevada corporation (“we”, “us”, “our”, or, the “Company”), will be held on [•], the [•]th day of [•], 2007, at 10:00 am Pacific Standard Time, at the principal executive offices of the Company, located at 11839 East Smith Avenue, Santa Fe Springs, California 90670 to:

•	consider and vote upon a proposal to amend our Articles of Incorporation to change the name of the Company from “Hemcure, Inc.” to “AuraSound, Inc.”; and

•	consider and vote upon the board of director’s adoption of our 2007 Equity Incentive Plan.

In accordance with Article II, Section 2.2 of our Bylaws, no business shall be transacted at the Special Meeting other than as set forth herein.

Our board of directors has fixed the close of business on [•], the [•]th day of [•], 2007, as the record date (the “Record Date”) for determining stockholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof.

All stockholders of the Company as of the Record Date are cordially invited to attend the Special Meeting in person. It is very important that your shares be represented at the Special Meeting, however, and so as to ensure that your vote will be counted a proxy and postage-paid envelope have been enclosed with this notice of special meeting and proxy statement for your convenience. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO PLEASE, AS PROMPTLY AS POSSIBLE, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE AND SHOULD YOU ATTEND THE SPECIAL MEETING YOU MAY REVOKE YOUR PROXY, IF YOU SO DESIRE, AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

Arthur Liu Chairman of the Board

TABLE OF CONTENTS

Page Number

General Information.
Security Ownership of Certain Beneficial Owners and Management.	3
Change in Control.	5
Executive Compensation.	6
Proposal I: Amendment to the Articles of Incorporation.	7
Proposal II: 2007 Equity Incentive Plan.	8
Where You Can Obtain Additional Information.	12
Proxy.
Exhibits.

iii

PROXY STATEMENT FOR SPECIAL MEETING
OF THE STOCKHOLDERS OF

HEMCURE, INC.
11839 East Smith Avenue
Santa Fe Springs, California 90670

This Proxy Statement on Schedule 14A (this “Proxy Statement”) is first being furnished on or about [•] [•], 2007 by Hemcure, Inc., to the stockholders of record of our common shares, par value $0.01 per share (the “Common Stock”), as of the close of business on [•] [•], 2007. The proxy accompanying this Proxy Statement is being solicited on behalf of the board of directors of the Company (the “Board”).

Record Date, Voting Securities and Quorum

Our Board has fixed the close of business on [•] [•], 2007 as the Record Date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting, or any adjournments or postponements thereof. As of the Record Date, we had 28,071,972 shares of Common Stock issued and outstanding and entitled to vote on the matters described herein (the “Voting Shares”). Each Voting Share entitles the holder thereof to one vote, in person or by proxy, on each matter to be voted on at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the Voting Shares is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Revocability of Proxy

Any proxy given pursuant to this proxy solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Company a written notice of revocation, a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No director, executive officer, nominee for election as a director, associate of any director, executive officer, nominee for election as a director or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in any action described in this Proxy Statement which is not shared by all other stockholders.

Dissenters’ Right of Appraisal

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Nevada with respect to any of the matters proposed to be acted upon herein.

Submission of Stockholder Proposals

We did not hold an annual meeting of stockholders for the fiscal year ended June 30, 2006 and, as such, the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement for its next annual meeting will be a reasonable time before we begin printing and distributing our proxy materials.

All stockholder proposals should be submitted to the attention of the Company’s Secretary at the address of its principal executive offices. We urge you to submit any such proposal by a means which will permit proof of the date of delivery, such as certified mail, return receipt requested.

Expenses of this Proxy Statement

We will pay all expenses associated with the distribution of this Proxy Statement, including, without limitation, all expenses associated with printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in connection with sending this Proxy Statement to the beneficial owners of shares of our Common Stock.

We will only deliver one Proxy Statement to multiple stockholders sharing one address unless we have received prior instructions to the contrary from one or more of such stockholders. Upon written or verbal request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy statements to any stockholder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy statements to any stockholder or holders sharing an address to which multiple copies are now delivered. Any such requests in writing should be directed to our principal executive offices at the following address:

HEMCURE, INC.
11839 East Smith Avenue
Santa Fe Springs, California 90670
Telephone (562) 447-1780

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information regarding the beneficial ownership of our Common Stock as of [•] [•], 2007. The information in these tables provides ownership information for:

•	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “SEC” or “Commission”) and includes voting or investment power with respect to our securities. A person (or group of persons) is deemed to be the “beneficial owner” of our securities if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of, or to dispose or direct the disposition of such securities. Accordingly, more than one person may be deemed to be the beneficial owner of the same security. Unless otherwise indicated, the persons named in the table below have sole voting and/or investment power with respect to the number of shares of Common Stock indicated as beneficially owned by them. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase shares of our Common Stock. Common Stock beneficially owned and percentage ownership are based on 28,071,972 shares outstanding as of [•] [•], 2007. Unless otherwise indicated, the address of each person listed is care of Hemcure, Inc., 11839 East Smith Avenue, Santa Fe Spring, California 90670.

Beneficial Ownership of Holders of Greater than 5% of our Common Stock

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common Stock	Vision Opportunity Master Fund Ltd. (1)	20,555,556	49.98%

Common Stock	Renaissance US Growth Investment Trust PLC, 8080 N. Central Expressway, Suite 210, LB 59, Dallas, TX 75206 (2)	5,481,481	17.37%

Common Stock	Funds to which RENN Capital Group serves as an investment advisor (which includes Renaissance US Growth Investment Trust PLC), 8080 N. Central Expressway, Suite 210, LB 59, Dallas, TX 75206 (3)	12,333,333	34.35%

(1) Includes (i) 7,500,000 shares of our Common Stock directly owned, (ii) 7,500,000 shares of our Common Stock issuable upon exercise of a five-year warrant, at an exercise price of $1.50 per share, and (iii) an option to purchase up to an additional 2,777,778 units of our securities at a price of $1.35 per unit, with each unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $1.50 per share. Each of Vision Opportunity Master Fund, Ltd. (the “Fund”), Vision Capital Advisors, LLC, investment manager of the Fund (the “Investment Manager”), and Mr. Adam Benowitz, the managing member of the Fund and portfolio manager of the Investment Manager, are deemed to have sole voting and dispositive power over these securities. The address of Vision Opportunity Master Fund Ltd. is 20 West 55th Street, 5th Floor New York, New York 10019.

(2) Includes 2,000,000 shares of our Common Stock directly owned, (ii) 2,000,000 shares of our Common Stock issuable upon exercise of five-year warrants, at an exercise price of $1.50 per share, and (iii) an option to purchase up to an additional 740,741 units of our securities at a price of $1.35 per unit, with each unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $1.50 per share. Russell Cleveland, Director of Renaissance US Growth Investment Trust PLC, is deemed to have sole voting and dispositive power over these securities. RENN Capital Group serves as investment advisor to Renaissance US Growth Investment Trust PLC. These securities are also included in the information included in this table relating to the security ownership of funds to which RENN Capital Group is an investment advisor.

(3) Includes (i) 4,500,000 shares of our Common Stock directly owned, (ii) 4,500,000 shares of our Common Stock issuable upon exercise of five-year warrants, at an exercise price of $1.50 per share, and (iii) an option to purchase up to an additional 1,666,666 units of our securities at a price of $1.35 per unit, with each unit consisting of one share of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $1.50 per share. Russell Cleveland, President of RENN Capital Group and Director of the funds advised by RENN Capital Group, is deemed to hold sole voting and dispositive power over these securities. The address of the funds advised by RENN Capital Group is 8080 North Central Expressway, Suite 210, LB-59 Dallas, Texas 75206. RENN Capital Group disclaims ownership of any of the securities held by the funds to which it serves as investment advisor.

Beneficial Ownership of our Directors and Executive Officers

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Arthur Liu (1)	13,171,972	49.90%

Common Stock	Donald North	-	-%

Common Stock	Amy Liu	-	-%

All directors and executive officers as a group (4 persons)		13,171,192	49.90%

(1)
Includes (i) 7,544,510 shares of our Common Stock directly owned, (ii) 3,960,795 shares of our Common Stock beneficially owned through the Arthur Liu Stock Trust, of which Mr. Liu is trustee. Also includes 1,666,667 shares of our common stock and 1,666,667 shares of our common stock issuable upon exercise of a five-year warrant at an exercise price if $1.50 per share which are held by InSeat Solutions LLC, an entity under the control of Mr. Liu. Mr. Liu has sole voting and dispositive power over all of these securities, and all are subject to a two year lock up commencing on June 7, 2007 and continuing until the twenty-four (24) month anniversary of the effectiveness date of the registration statement covering securities sold in the Financing Transaction (as hereinafter defined).

CHANGE IN CONTROL

We were originally incorporated under the laws of the State of Minnesota in 1986 to provide administrative and marketing services to physicians and physician groups emphasizing outpatient, non-surgical treatment for hemorrhoids. On April 1, 1991 we ceased operations in this regard and liquidated our remaining assets. Effective July 29, 1996, we were involuntarily dissolved by the State of Minnesota, later reinstated on February 16, 2005. In July 2005 we voluntarily elected to once again begin reporting under the Exchange Act, and effective September 8, 2006 we reincorporated in the State of Nevada. From the period of April 1, 1991 until June 6, 2007 we had no meaningful operations or assets and were focused exclusively on identifying, evaluating and adopting a suitable business plan.

On June 7, 2007, we entered into an Amended and Restated Agreement and Plan of Share Exchange (the “Exchange Agreement”) pursuant to which we acquired all of the issued and outstanding shares of AuraSound, Inc. (“AuraSound”), a California corporation engaged in the development, manufacture and marketing of high-end audio products for home and professional use, in consideration of our issuance of an equal number of shares of our Common Stock (the “Merger”). As a condition to the closing of the Merger we were required to, among other things, raise a minimum of $10,000,000 in gross proceeds in a private offering (the “Financing Transaction”).

The closing of the Merger resulted in a change in control of the Company. Immediately preceding the Merger we had 2,000,000 shares of Common Stock issued and outstanding, including 1,048,805 shares, representing a 52.44% beneficial interest, held by Next Stage Investments, Inc., an affiliate of our placement agent in the Financing Transaction. As of December 1, 2007 we had 28,071,972 shares of Common Stock issued and outstanding, of which we issued an aggregate of 11,505,305 shares to the former holder of shares of AuraSound’s common stock in accordance with the terms of the Exchange Agreement. All 11,505,305 shares, representing a 41.0% beneficial interest were issued to Arthur Liu, our new Chairman, Chief Executive Officer and Chief Financial Officer. In conjunction with the Merger we completed a Financing Transaction wherein we issued an aggregate of 12,900,000 shares of our Common Stock, and warrants and Additional Investment Options to acquire up to an additional 25,233,890 shares of Common Stock, in consideration of an aggregate of $12,900,000 of gross proceeds raised.

In accordance with the terms of the Exchange Agreement our former sole officer and director, Bartly J. Loethen, resigned effective June 7, 2007, and Arthur Liu was appointed as our Chairman of the Board, Chief Executive Officer and Chief Financial Officer; Donald North as our Vice President of Engineering; Celia Chen as our Secretary and a director; and Amy Liu as a director.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation awarded to, earned by, or paid to our principal executive officer during the last completed fiscal year. No other individuals are employed by us or have earned a total annual salary and bonus in excess of $100,000 during the last completed fiscal year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	($)	(#)	($)	($)
Arthur Liu, Chief Executive Officer, Chief Financial Officer and President	2007	13,846	-			-	-		13,846

We do not have any annuity, retirement, pension or deferred compensation plan or other arrangements under which any executive officers are entitled to participate without similar participation by other employees.

Employment Contracts

We have no verbal or written employment agreements with any of our executive officers. In addition, no options have been granted to any of our executive officers.

Compensation of Directors

There have been no options to acquire shares of our equity securities granted to any of our directors and our directors do not currently receive compensation for their services as directors, but are reimbursed for expenses incurred in attending Board meetings.

PROPOSAL I

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM HEMCURE, INC. TO AURASOUND, INC.

On June 7, 2007, we entered into an Exchange Agreement pursuant to which we acquired all of the issued and outstanding shares of AuraSound, Inc., a California corporation. As a result of the Merger, the business operations of the Company have become the design, manufacture and sale of audio speakers and components. Accordingly, our Board adopted and approved a proposed amendment to our Articles of Incorporation (the “Amendment”) changing our name from “Hemcure, Inc.” to “AuraSound, Inc.”, believing that the new name will more accurately reflect the Company’s business and operations going forward.

A copy of a form of the proposed Certificate of Amendment (the “Certificate”) to our Articles of Incorporation is annexed to this Proxy Statement as Exhibit A. Subject to stockholder approval, the Amendment will become effective immediately upon filing of the Certificate with the Nevada Secretary of State.

A detailed description of the Merger and a copy of the Exchange Agreement can be found in our Current Report on Form 8-K filed with the Commission on June 13, 2007.

Requisite Vote

In order to be approved, the proposal to amend our Articles of Incorporation requires the affirmative vote of a majority of the Voting Shares represented at the special meeting. Both abstentions and broker non-votes are counted as present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will be counted as shares represented at the Special Meeting and as voted against any matter requiring the affirmative approval of the Voting Shares. Broker non-votes, however, will not be counted as shares represented at the Special Meeting with respect to any matters on which a broker has not expressly voted and, as such, will have no effect on the outcome of such matter. Generally, broker non-votes occur when shares that are held in street name by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the matter to be voted on is a “non-routine matter”. Routine matters include the approval of a corporate name change. Non-routine matters include the adoption of equity incentive plans.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM HEMCURE, INC. TO AURASOUND, INC.

PROPOSAL II

ADOPTION OF THE COMPANY’S 2007 EQUITY INCENTIVE PLAN

On November 29, 2007, our Board approved and adopted our 2007 Equity Incentive Plan (the “Plan”), pursuant to which we have reserved for grant and issuance thereunder 8,421,591 shares of Common Stock, subject to adjustment in the event of stock dividends, recapitalizations, stock splits, reverse stock splits, subdivisions, combinations, reclassifications or similar changes in our capital structure. The Plan became effective upon adoption by the Board, and, unless earlier terminated in accordance with the terms and provisions thereof, will remain in effect for a period of ten years from the date of adoption. The Board’s ability to issue incentive stock options under the Plan is subject to stockholder approval of the Plan. As of the Record Date, the shares of Common Stock reserved for the Plan had a market value of $[•].

Purpose

The purpose of the Plan is to enable us to offer our executive officers, non-employee directors and other key employees and consultants (each, individually, a “Participant” and, collectively the “Participants”), equity-based incentives in the Company, thereby attracting, retaining and motivating highly qualified Participants and strengthening the mutuality of interests between these Participants and the Company’s stockholders. Generally, grants under the Plan are nontransferable and exercisable during the lifetime of the Participant only by such Participant.

What follows is a summary of the material terms of the Plan. The Plan itself contains considerably more detail than the summary set forth below, which does not purport to be a complete description of the terms and conditions thereof, and which is qualified in its entirety by reference to the actual Plan, a copy of which is annexed to this Proxy Statement as Exhibit B.

Administration

The Plan will be administered by our Board, which will have full power to, among other things:

(i)	construe and interpret the Plan and any agreement or instrument entered into pursuant to the Plan;

(ii)	amend or terminate the Plan, provided, however, the Board will not amend the Plan in any manner that requires stockholder approval, without such approval;

(iii)	prescribe, amend, and rescind rules or regulations relating to the Plan or any awards granted thereunder;

(iv)	select eligible Participants to receive awards under the Plan;

(v)	determine the form, terms and conditions of the awards to be granted under the Plan; and

(vi)	make all other determinations, or take such other actions, as may be necessary or advisable for the administration of the Plan.

Eligibility

Among the Participants eligible to receive grants under the plan, only employees, including officers and directors who are also employees, are eligible to receive Incentive Stock Options within the meaning of the Internal Revenue Code. As of [•] [•], 2007, we had seven full-time and no part-time employees, two non-employee directors and two consultants.

Stock Option Awards

Under the terms of the Plan, the Board may grant stock option awards qualifying as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonqualified stock options (“NQSO”) (each, individually, an “Award”, and, collectively, the “Awards”). All Awards will be evidenced by an award agreement in such form and containing such terms and conditions as the Board may approve from time to time in its discretion (an “Award Agreement”). The term of an Award will be fixed by the Board, but will not exceed a period of ten years from the date of grant (or five years in the case of an ISO granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”). Notwithstanding the foregoing, the term of an Award is subject to adjustment on the basis of a Participant’s termination of service. The exercise price for any Award will not be less than 85% of the fair market value of our Common Stock on the date of grant (or not less than 100% of the fair market value of our Common Stock on the date of grant in the case of an ISO granted to a 10% Stockholder). The fair market value will be the closing price of our Common Stock on the applicable market on which it is listed or quoted on the date of grant (the “Fair Market Value”).

Payment for shares of Common Stock purchased upon exercise of an Award must be made in full at the time of purchase. Payment may be made in cash or, where expressly approved by the Board, by (i) cancellation of indebtedness owed to the Company; (ii) surrender of shares owned for at least six months on the date of transfer; (iii) surrender of shares that were obtained in the public market; (iv) waiver of compensation due or accrued for service rendered; or (v) under certain limited circumstances, through “same day sale” or “margin” commitments from the Participant and an NASD member broker-dealer, whereby the Participant irrevocably elects to exercise the Award and sell a portion of the underlying shares of Common Stock to pay the exercise price, and the broker-dealer irrevocably commits upon receipt of the shares of Common Stock to forward the exercise price to the Company.

Stock Awards

Under the terms of the Plan, the Board may grant stock awards. A stock award is an offer by the Company to sell to eligible persons shares of our Common Stock that may or may not be subject to restrictions, such as completion of a specified number of years of service or of certain specified performance goals (the “Stock Awards”). The Board will determine to whom such an offer will be made, the number of shares of Common Stock the person may purchase, the price to be paid, the restrictions to which the shares will be subject, if any, and all other terms and conditions as the Board may impose. All Stock Awards will be evidenced by an Award Agreement, and the purchase price for any Stock Award will not be less than 85% of the Fair Market Value of our Common Stock on the date of grant (or not less than 100% of the Fair Market Value of our Common Stock on the date of grant in the case of Stock Awards to 10% Stockholders).

Payment for shares of Common Stock purchased upon exercise of a Stock Award must be made in full at the time of purchase. Payment for Stock Awards may be made in the same manner as payment upon exercise of an Award.

Stock Bonuses

Under the terms of the Plan, the Board may grant stock bonuses. A stock bonus is an award of shares of Common Stock for extraordinary services rendered to the Company, and may be awarded upon satisfaction of certain specified performance goals. All stock bonuses will be evidenced by an Award Agreement.

In the Board’s discretion the earned portion of any stock bonus may be paid currently or on a deferred basis, and with interest or dividend equivalents, if any, being paid in cash, shares of Common Stock or a combination thereof, and either as a lump sum payment or in installments.

Federal Income Tax Consequences

What follows is a general discussion of material United States federal income tax consequences associated with our granting equity-based incentives under the Plan. This discussion is based on the Code and Treasury Department regulations promulgated thereunder, any or all of which may materially change at any time, possibly on a retroactive basis. This discussion does not consider the potential effects, adverse or beneficial, of any proposed changes in the governing tax law, whether by judicial, executive or legislative action, which, if effected, may be applied, possibly on a retroactive basis. This discussion does not purport to be complete, and does not address the United States federal tax consequences that may apply upon death of a Participant, nor does it address any state, local or non-United States tax consequences that may be associated with participation in the Plan.

Incentive Stock Options

A Participant incurs no United States federal income tax liability upon the granting, or, generally, upon the exercise of an ISO, with the exception of Participants subject to the alternative minimum tax (“ATM”) rules of the Code, who may, upon exercise of an ISO, incur an increase in tax liability under the ATM.

A Participant will incur United States federal income tax liability upon disposition of the shares of Common Stock acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the disposition occurs after the expiration of the statutory holding periods (the “Statutory Holding Periods”). If the disposition occurs prior to the expiration of the Statutory Holding Periods, the Participant will generally recognize ordinary income in an amount equal to the difference between the exercise price and the lesser of (i) the Fair Market Value of the Common Stock on the date of exercise, and (ii) the price at which the Common Stock is sold, however, this may vary depending upon whether the Participant is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule) (a “Section 16(b) Suit”), and has made a timely Section 83(b) election under the Code (an “83(b) Election”). Generally, the Statutory Holding Periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to exercise of the ISO.

If the sale price of the Common Stock is greater than its Fair Market Value on the date of exercise, the Participant will recognize a capital gain equal to the excess of the sale price over the exercise price and will be taxed at the applicable capital gains rate. If the sale price of the Common Stock is less than its Fair Market Value on the date of exercise, the Participant will recognize a capital loss equal to the excess of the exercise price over the sale price. Such capital gain or loss will be treated as a long-term or short-term capital gain or loss depending upon whether the holding period applicable to long-term capital assets has been satisfied (the “Holding Period”).

The use of shares of Common Stock acquired upon exercise of an ISO to pay the exercise price of another option (whether or not an ISO) will be considered a disposition of the shares and a Participant’s tax consequences will vary depending upon whether the Participant has satisfied the requisite holding periods prior to the disposition.

A Participant may have United States federal income tax consequences upon exercise of an ISO if the aggregate Fair Market Value of shares of the Common Stock subject to ISOs that first become exercisable by a Participant in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are a NQSO rather than ISOs. Upon exercise of an Award with respect to these shares, the Participant will have such tax consequences as are described below with respect to the exercise of NQSOs.

Nonqualified Stock Option

A Participant incurs no United States federal income tax liability upon the granting of NQSOs. Generally, in the tax year in which a Participant exercises NQSOs, the Participant recognizes ordinary income in the amount by which the Fair Market Value of the shares of Common Stock at the time of exercise exceeds the exercise price for such shares, however, this may vary depending upon whether the Participant is subject to a Section 16(b) Suit, and has made a timely 83(b) Election.

Depending upon whether a Participant satisfies the Holding Period, disposition of the Common Stock acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition (which may vary depending upon whether the Participant used of shares of Common Stock to pay the exercise price) and the Fair Market Value of such shares when the NQSO was exercised.

Tax Consequences to the Company

Generally, there will be no United States federal income tax consequences to the Company upon issuance of an ISO or NQSO. However, to the extent that a Participant recognizes ordinary income on an ISO, or NQSO, as described above, we generally will have a deduction in the same amount, provided, however, we satisfy applicable federal income tax reporting requirements or the Participant reports such income on their federal income tax return.

We are required to withhold Federal Insurance Contributions Act (FICA), Medicare and federal income taxes from Participants who dispose of shares of Common Stock acquired upon exercise of an ISO prior to the expiration of the Statutory Holding Periods. We are also subject to Federal Unemployment Tax Act, FICA and Medicare taxes on amounts Participants recognize as ordinary income.

Requisite Vote

The proposal to approve our 2007 Equity Incentive Plan requires the affirmative vote of a majority of the Voting Shares represented at the special meeting in order to be approved. Both abstentions and broker non-votes are counted as present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will be counted as shares represented at the Special Meeting and as voted against any matter requiring the affirmative approval of the Voting Shares. Broker non-votes, however, will not be counted as shares represented at the Special Meeting with respect to any matters on which a broker has not expressly voted and, as such, will have no effect on the outcome of such matter. Generally, broker non-votes occur when shares that are held in street name by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner, and (ii) the matter to be voted on is a “non-routine matter”. Routine matters include the approval of a corporate name change. Non-routine matters include the adoption of equity incentive plans.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

In accordance with the information and reporting requirements of the Exchange Act, we are required to file annual, quarterly and special reports, proxy statements and other information with the SEC, relating to our business, financial statements and other matters. These reports, as well as this Proxy Statement, including any exhibits filed as part of this Proxy Statement, may be inspected, without charge, at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of all or any portion of this Proxy Statement or our other reports may also be obtained from the Public Reference Room upon payment of prescribed fees. You may obtain information regarding the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Additionally, the SEC maintains a website, accessible at http://www.sec.gov, that contains annual, quarterly and special reports, proxy statements and other information regard registrants, including our company, that electronically file with the SEC.

PROXY

HEMCURE, INC.

This proxy is solicited on behalf of the Board of Directors
for the Special Meeting on [•] [•], 2007

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted “FOR” the approval of the two proposals set forth in the proxy statement.

The stockholder(s) represented herein appoint(s) Arthur Liu as proxy with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder(s) at the Special Meeting of the Stockholders of Hemcure, Inc. to be held on [•], the [•]th day of [•], 2007, at 10:00 am Pacific Standard Time, at the principal executive offices of the Company, located at 11839 East Smith Avenue, Santa Fe Springs, California 90670, and in any adjournment or postponement thereof as specified in this proxy.

PROPOSAL I - APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM HEMCURE, INC. TO AURASOUND, INC.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL II - RATIFICATION OF THE 2007 EQUITY PARTICIPATION PLAN.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE MARK, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE.

In accordance with Article II, Section 2.2 of our Bylaws, no business shall be transacted at the Special Meeting other than as set forth in the notice of special meeting.

Signature:	Date:

Signature:	Date:

NOTE: Please mark, date and sign this proxy card and return it in the accompanying postage paid envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Exhibit A

Form of Certificate of Amendment

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hemcure, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article I

The name of the corporation shall be AURASOUND, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X ______________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

Exhibit B

Form of 2007 Equity Incentive Plan

HEMCURE, INC.

2007 EQUITY INCENTIVE PLAN

As Adopted __________, 2007

1. PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2. DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Stock Award or Stock Bonus.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMPANY” means Hemcure, Inc., a Nevada corporation, or any successor corporation.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Board.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination if at least one hundred shares were traded on such date, otherwise the closing price on the last preceding date on which at least one hundred shares were traded, on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(b) if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ Capital Market, its closing price on the NASDAQ National Market or the NASDAQ Capital Market, respectively, on the date of determination;

(c)	if neither of the foregoing is applicable, by the Board in good faith.

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“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the factors selected by the Board, in its sole and absolute discretion, to determine whether the performance goals applicable to Awards have been satisfied, including, without limitation, the following factors:

(a) Net revenue and/or net revenue growth;

(b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c) Operating income and/or operating income growth;

(d) Net income and/or net income growth;

(e) Earnings per share and/or earnings per share growth;

(f) Total stockholder return and/or total stockholder return growth;

(g) Return on equity;

(h) Operating cash flow return on income;

(i) Adjusted operating cash flow return on income;

(j) Economic value added; and

(k) Individual business objectives.

“PERFORMANCE PERIOD” means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.

“PLAN” means this Hemcure, Inc. 2007 Equity Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the Participant of a Stock Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

“STOCK AWARD” means an award of Shares pursuant to Section 7.

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“STOCK BONUS” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

3. SHARES SUBJECT TO THE PLAN.

3.1 Number of Shares Available. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 8,421,591 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

4. ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are deemed to be employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities. A person may be granted more than one Award under this Plan.

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5. ADMINISTRATION.

5.1 Board.

The Plan shall be administered and interpreted by the Board.

5.2 Board Authority. The Board will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of Plan or Award conditions;

(h) determine the vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j) determine whether an Award has been earned; and

(k) make all other determinations necessary or advisable for the administration of this Plan.

5.3 Board Discretion. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. No member of the Board shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Board shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6. OPTIONS.

The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

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6.2 Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable at any time or during any period established by the Company.

6.4 Exercise Price. The Exercise Price of an Option will be determined by the Board when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

6.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date, but must be exercised no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be approved by the Board, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

(b) If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be approved by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

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(c) Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his or her service is Terminated.

6.7 Limitations on Exercise. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising an Option for the full number of Shares for which it is then exercisable.

6.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9 Modification, Extension or Renewal. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

6.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7. STOCK AWARD.

A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:

7.1 Form of Stock Award. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

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7.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Board on the date the Stock Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

7.3 Terms of Stock Awards. Stock Awards may be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Board shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Board shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Board determines otherwise.

8. STOCK BONUSES.

8.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Board may determine.

8.2 Terms of Stock Bonuses. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

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8.3 Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9. PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c) by waiver of compensation due or accrued to the Participant for services rendered;

(d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e) by any combination of the foregoing.
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10. WITHHOLDING TAXES.

10.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2 Stock Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and will be in writing in a form acceptable to the Board.

11. PRIVILEGES OF STOCK OWNERSHIP.

11.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 13.

11.2 Financial Statements. The Company will provide publicly available financial information,, including financial statements to each Participant prior to such Participant’s purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12. NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13. REPURCHASE RIGHTS.

At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant’s Termination Date. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant’s Exercise Price or Purchase Price, as applicable.

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14. CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15. ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates.

16. EXCHANGE AND BUYOUT OF AWARDS.

The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Board and the Participant may agree.

17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18. NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

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19. CORPORATE TRANSACTIONS.

19.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares or the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 19 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

19.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

19.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20. ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”). Upon the Effective Date, the Board may grant Awards pursuant to this Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

21. TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

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22. AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23. NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24. ACTION BY BOARD.

Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board’s sole and absolute discretion.

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